UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________________

FORM 8-K

__________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2024

SUPER MICRO COMPUTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes to Registrant’s Certifying Accountant

On October 24, 2024, Ernst & Young LLP (“EY”) sent the members of the Audit Committee a letter of resignation as the Company’s registered public accounting firm (the “Resignation Letter”).

The Chair of the Audit Committee discussed with EY the reasons for EY’s resignation. The Company has begun the process of identifying a successor independent registered public accounting firm. The Company will authorize EY to respond fully to the inquiries of the successor independent registered public accounting firm, once selected. The Company does not currently expect that resolution of any of the matters raised by EY, or under consideration by the Special Committee, as noted below, will result in any restatements of its quarterly reports for the fiscal year 2024 ending June 30, 2024, or for prior fiscal years.

EY was engaged on March 15, 2023 to perform an audit for the Company’s fiscal year ending June 30, 2024, and has not issued any report on the Company’s financial statements or the Company’s internal control over financial reporting. EY resigned while conducting the audit for the Company’s fiscal year ended June 30, 2024, EY’s first audit on the Company’s behalf.

In late July 2024, EY communicated to the Audit Committee concerns about several matters relating to governance, transparency and completeness of communications to EY, and other matters pertaining to the Company’s internal control over financial reporting, and that the timely filing of the Company’s annual report was at significant risk. In response, the Board appointed an independent special committee of the Board (the “Special Committee”) to review the matters and certain of the Company’s internal controls and certain governance procedures (the “Review”). The Special Committee engaged Cooley LLP, and forensic accounting firm Secretariat Advisors, LLC to perform an investigation on behalf of and at the direction of the Special Committee. EY and the Board received updates with preliminary information relating to the Review. As of the date of this Current Report on Form 8-K, the Review remains ongoing and final findings and recommendations have not yet been communicated to EY or the Board.

After receiving additional information through the Review process, EY informed the Special Committee that the additional information EY received raised questions, including about whether the Company demonstrates a commitment to integrity and ethical values consistent with Principle 1 of the COSO Framework, about the ability and willingness of the Audit Committee and overall Board to demonstrate and act as an oversight body that is independent of the CEO and other members of management in accordance with Principle 2 of the COSO Framework, and whether EY could rely on representations from certain members of management and from the Audit Committee. In the Resignation Letter, EY stated, in part: “we are resigning due to information that has recently come to our attention which has led us to no longer be able to rely on management's and the Audit Committee’s representations and to be unwilling to be associated with the financial statements prepared by management, and after concluding we can no longer provide the Audit Services in accordance with applicable law or professional obligations.”

Although the Company recognizes EY’s decision is final, it disagrees with EY’s decision to resign as the Company’s independent registered public accounting firm – the Special Committee has not yet obtained all information relevant for the Review and has not concluded the Review. Nevertheless, the Company has taken the concerns expressed by EY seriously, and will carefully consider the findings of the Special Committee and any remedial or other actions recommended by the Special Committee following conclusion of the Review.

Other than as described above, during the fiscal years ended June 30, 2024 and 2023, and the subsequent interim period preceding EY’s resignation, (1) there were no “disagreements,” as defined in Item 304(a)(1)(iv) of Regulation S-K, with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to EY’s satisfaction to our knowledge would have caused it to make reference to the subject matter thereof in connection with its report, and (2) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EY with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in Item 4.01 of this Current Report on Form 8-K and has requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the Company’s statements made in response to those requirements and, if not, stating the respects in which it does not agree. A copy of EY’s letter, dated October 29, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Forward Looking Statements

The disclosure contained in this Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements include, but are not limited to, the Company’s expectations relating to impacts on its financial statements, the recommendations of the Special Committee that result from the Review, and the actions that the Board may take in response. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Additional factors that could cause actual events to differ materially from those projected or suggested in any forward-looking statements are contained in the Company’s filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in such filings, particularly in the Company’s Annual Report on Form 10-K for its fiscal year ended June 30, 2023.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Ernst & Young LLP Letter dated October 29, 2024

104	Cover Page Interactive Data File

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: October 30, 2024	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)